UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
--------------------

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

            March 23, 2012
Date of Report
(Date of earliest event reported)

Access National Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-49929	82-0545425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
(Address of principal executive offices) (Zip Code)

(703) 871-2100
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 23, 2012, the Board of Directors of Access National Corporation (the “Company”) approved an updated and revised Code of Ethics (the “Revised Code of Ethics”).  The Company, as part of its corporate governance practices, periodically reviews, updates and revises its Code of Ethics.  Following the most recent review, the Company’s Board of Directors approved the Revised Code of Ethics, a copy of which is attached hereto as Exhibit 14.1 and incorporated herein by reference.  The Revised Code of Ethics is also available on the Company’s website at www.AccessNationalBank.com by clicking on Investor Relations and then Governance Documents.

Item 9.01 Financial Statements and Exhibits.

(a)	-	Not applicable.

(b)	-	Not applicable.

(c)	-	Not applicable.

(d)	-	Exhibits.

		Exhibit 14.1	Code of Ethics of Access National Corporation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION
(Registrant)

Date:	March 26, 2012	By:	/s/ Michael W. Clarke
		Name:	Michael W. Clarke
		Title:	President & Chief Executive Officer